[LOGO]                                                       Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                      Year Ended
                                                             December 31, 1995


MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R)  VARIABLE INSURANCE TRUST

TRUSTEES
A. Keith Brodkin*
Chairman and President
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,

Capitol Entertainment
(Blockbuster Video Franchise)

PORTFOLIO MANAGER
Joan S. Batchelder*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information,
contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP



*Affiliated with the Investment Adviser

Dear Contract Owner:

An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and as bond prices rose in response to these declines, all of the fixed-income investments in the Trust experienced positive total returns. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns.

U.S. Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen have added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets
Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Comments from the portfolio manager of this Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                                  /s/ Joan S. Batchelder
----------------------                                ----------------------
A. Keith Brodkin                                      Joan S. Batchelder
Chairman and President                                Portfolio Manager

January 12, 1996

MFS(R) HIGH INCOME SERIES

The Series commenced investment operations on July 26, 1995, and provided a total return of +5.25% from that date through December 31, 1995. This compares to a +3.93% return for the Lipper High Yield Bond Fund Index for the same period.*

High-yield bond prices firmed during 1995 due primarily to the decline in interest rates. Strong market technicals helped fuel the rally as the supply of new high-yield bonds declined slightly from the previous year while demand increased due to higher net cash flows into high-yield mutual funds. During 1995, the spread between the yield on Treasury securities and high-yield bonds widened to about 425 basis points (4.25%) from a low of 350 basis points (3.50%), reflecting investors' concern over the rise in the default rate. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. We do not expect credit losses to increase materially in 1996 because we believe that lower interest rates will enable the economy to continue to grow, albeit at a slower pace than in 1995.

In response to weak economic data, our investment strategy became progressively more defensive. We reduced our positions in the steel, chemical and paper sectors because we believed that the softness in commodity prices during the second half of the year signaled the beginning of a cyclical downturn and was not simply due to a temporary inventory correction. We continued to increase the Series' weightings in less economically sensitive industries such as cable television, paging and supermarkets. The Series remains underweighted in the bonds of retailers because we expect that overcapacity will cause weakness in this sector well into 1996. Given our outlook for slow economic growth and low inflation, we anticipate the Federal Reserve to further reduce interest rates in 1996. Therefore, our investment strategy remains focused on bonds in the upper-credit-quality tier of the high-yield market. These high-yield bonds could benefit the most from a drop in interest rates because their returns are most closely correlated with shifts in interest rates.

PORTFOLIO MANAGER PROFILE

Joan Batchelder first joined MFS in 1978 as an Investment officer in the Fixed-Income department and rejoined MFS in October of 1983. A graduate of Colorado College and Maxwell School of Syracuse University, Ms. Batchelder was appointed Assistant Vice President - Investments in 1979, Vice President - Investments in 1980 and Senior Vice President in 1983. She has managed the MFS High Income Series since its inception in July 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of the MFS High Income Series shares in comparison to a market indicator.

AGGREGATE TOTAL RETURNS

                                                                 7/26/95* -
                                                                12/31/95
===========================================================================
MFS High Income Series                                             +5.25%
---------------------------------------------------------------------------
Lipper High Yield Bond Fund Index+\1/                              +3.93%
---------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  *Commencement of investment operations; benchmark comparisons are from
   July 31, 1995.
  +Lipper indices are equally weighted composites of the largest qualifying mutualfunds within their respective investment objectives, adjusted for reinvestment of distributions. It is not possible to invest in an index.
\1/Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Bonds - 93.9%
================================================================================
                                               Principal Amount
Issuer                                            (000 Omitted)            Value
--------------------------------------------------------------------------------
  Automotive - 5.3%
    Harvard Industries, Inc., 11.125s, 2005                 $50    $      50,000
    SPX Corp., 11.75s, 2002                                  50           53,000
                                                                   -------------
                                                                   $     103,000
--------------------------------------------------------------------------------
  Building - 6.0%
    American Standard Companies, Inc., 0s to 1998,          $50    $      42,875
     10.5s to 2005
    Nortek, Inc., 9.875s, 2004                               50          46,750
    USG Corp., 9.25s, 2001                                   25           26,750
                                                                   -------------
                                                                   $     116,375
--------------------------------------------------------------------------------
  Chemicals - 2.7%
    NL Industries, Inc., 11.75s, 2003                       $50    $      53,375
--------------------------------------------------------------------------------
  Consumer Goods and Services - 7.4%
    ADT Operations, Inc., 9.25s, 2003                       $40    $      42,900
    Revlon Consumer Products Corp., 10.5s, 2003              50           51,000
    Westpoint Stevens, Inc., 9.375s, 2005                    50           49,375
                                                                   -------------
                                                                   $     143,275
--------------------------------------------------------------------------------
  Containers - 2.3%
    Owens-Illinois, Inc., 11s, 2003                         $40    $      45,200
--------------------------------------------------------------------------------
  Entertainment - 6.7%
    Bally's Grand, Inc., 10.375s, 2003                      $50    $      51,000
    Grand Casinos, Inc., 10.125s, 2003                       25           26,219
    SCI Television, Inc., 11s, 2005                          50           52,875
                                                                   -------------
                                                                   $     130,094
--------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    GPA Delaware, Inc., 8.75s, 1998                         $15    $      14,100
--------------------------------------------------------------------------------
  Medical and Health Products - 4.3%
    Tenet Healthcare Corp., 10.125s, 2005                   $75    $      83,438
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Quorum Health Group, Inc., 8.75s, 2005                  $50    $      51,688
--------------------------------------------------------------------------------
  Metals and Minerals - 2.4%
    Jorgensen (Earle M.) Co., 10.75s, 2000                  $50    $      45,875
--------------------------------------------------------------------------------
  Oil - 2.1%
    Gulf Canada Resources Ltd., 9.25s, 2004                 $40    $      41,400
--------------------------------------------------------------------------------
  Printing and Publishing - 2.2%
    K-III Communications Corp., 10.625s, 2002               $40    $      42,500
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.7%
    Boyd Gaming Corp., 10.75s, 2003                         $50    $      52,750
--------------------------------------------------------------------------------

================================================================================
                                               Principal Amount
Issuer                                             (000 Omitted)           Value
--------------------------------------------------------------------------------
  Special Products and Services - 7.7%
    Buckeye Cellulose Corp., 8.5s, 2005                     $10    $      10,263
    IMO Industries, Inc., 12s, 2001                          40           40,800
    Interlake Corp., 12s, 2001                               50           50,500
    Synthetic Industries, Inc., 12.75s, 2002                 50           49,000
                                                                   -------------
                                                                   $     150,563
--------------------------------------------------------------------------------
  Steel - 2.9%
    AK Steel Holding Corp., 10.75s, 2004                    $50    $      55,500
--------------------------------------------------------------------------------
  Stores - 1.7%
    Finlay Enterprises, Inc., 0s to 1998, 12s to 2005       $50    $      33,000
--------------------------------------------------------------------------------
  Supermarkets - 11.5%
    Bruno's, Inc., 10.5s, 2005                              $50    $      49,500
    Dominick's Finer Foods, Inc, 10.875s, 2005               75           79,688
    Grand Union Co., 12s, 2004                               25           21,625
    Ralph's Grocery Co., 10.45s, 2004                        50           50,750
    Stop & Shop Companies, Inc., 9.75s, 2002                 20           22,050
                                                                   -------------
                                                                   $     223,613
--------------------------------------------------------------------------------
  Telecommunications - 7.4%
    Metrocall, Inc., 10.375s, 2007                          $50    $      53,000
    Mobilemedia Communications Corp., 0s to 1998,
      10.5s to 2003                                          50           39,000
    Paging Network, Inc., 8.875s, 2006                       50           51,250
                                                                   -------------
                                                                   $     143,250
--------------------------------------------------------------------------------
  Telecommunications - Cable systems - 12.7%
    Bell Cablemedia PLC, 0s to 2000, 11.875s to 2005##      $50    $      31,250
    Cablevision Systems Corp., 9.25s, 2005                   50           52,250
    Comcast Corp., 9.375s, 2005                              50           52,875
    Continental Cablevision, Inc. 8.875s, 2005               40           41,900
    Diamond Cable Communications PLC, 0s to 2000,
           11.75s to 2005                                    10            5,875
    Rogers Cablesystems Ltd., 10.125s, 2012                  50           52,625
    Videotron Ltee, 10.25s, 2002                             10           10,500
                                                                   -------------
                                                                   $     247,275
--------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    Westinghouse Electric Corp., 8.375s, 2002               $50    $      51,570
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,799,263)                          $   1,827,838
--------------------------------------------------------------------------------
Other Assets, Less Liabilities - 6.1%                                    118,653
================================================================================
Net Assets - 100.0%                                                $   1,946,491
--------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
===============================================================================
December 31, 1995
-------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $1,799,263)           $    1,827,838
   Cash                                                                  79,842
   Interest receivable                                                   38,017
   Receivable from investment adviser                                     6,317
   Deferred organization expenses                                         8,398
                                                                 --------------
         Total assets                                            $    1,960,412
                                                                 --------------
Liabilities:
   Payable to affiliate for management fee                       $          120
   Accrued expenses and other liabilities                                13,801
                                                                 --------------
         Total liabilities                                       $       13,921
                                                                 --------------
Net assets                                                       $    1,946,491
                                                                 --------------
Net assets consist of:
   Paid-in capital                                               $    1,920,119
   Unrealized appreciation on investments                                28,575
   Accumulated net realized loss on investments                          (2,558)
   Accumulated undistributed net investment income                          355
                                                                 --------------
         Total                                                   $    1,946,491
                                                                 ==============
Shares of beneficial interest outstanding                               189,145
                                                                 ==============
Net asset value, offering price and redemption price per share
  (net assets of $1,946,491 / 189,145 shares of beneficial
  interest outstanding)                                              $10.29
                                                                 ==============

See notes to financial statements

Statement of Operations
===============================================================================
Period Ended December 31, 1995*
-------------------------------------------------------------------------------
Net investment income:
   Interest income                                                $      48,889
                                                                  -------------
   Expenses -
      Management fee                                              $       3,996
      Trustees' compensation                                                708
      Shareholder servicing agent fee                                       181
      Auditing fees                                                      10,593
      Printing                                                            4,032
      Legal fees                                                          1,975
      Amortization of organization expenses                                 790
      Custodian fee                                                         180
      Miscellaneous                                                         876
                                                                  -------------
         Total expenses                                           $      23,331
      Reduction of expenses by investment adviser                       (17,847)
      Fees paid indirectly                                                 (157)
                                                                  -------------
         Net expenses                                             $       5,327
                                                                  -------------
            Net investment income                                 $      43,562
                                                                  -------------
Realized and unrealized gain (loss) on investments:
   Realized loss (identified cost basis) on
     net investment transactions                                  $      (2,558)
   Change in unrealized appreciation on investments                      28,575
                                                                  -------------
      Net realized and unrealized gain on investments             $      26,017
                                                                  -------------
        Increase in net assets from operations                    $      69,579
                                                                  =============

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets
===============================================================================
Period Ended December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                          $      43,562
   Net realized loss on investments                                      (2,558)
   Net unrealized gain on investments                                    28,575
                                                                  -------------
      Increase in net assets from operations                      $      69,579
                                                                  -------------

Distributions declared to shareholders from net
  investment income                                               $     (43,207)
                                                                  -------------
Series share (principal) transactions -
   Net proceeds from sale of shares                               $   2,003,297
   Net asset value of shares issued to shareholders in
     reinvestment of distributions                                       43,207
   Cost of shares reacquired                                           (134,985)
                                                                  -------------
      Increase in net assets from Series share transactions       $   1,911,519
                                                                  -------------
         Total increase in net assets                             $   1,937,891
Net assets:
   At beginning of period                                                 8,600
                                                                  -------------
   At end of period (including accumulated undistributed
      net investment income of $355)                              $   1,946,491
                                                                  =============

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
===============================================================================
Period Ended December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period)
Net asset value - beginning of period                              $    10.00
                                                                   ----------
Income from investment operations# -
   Net investment incomes{s}                                       $     0.34
   Net realized and unrealized gain on investments                       0.18
                                                                   ----------
      Total from investment operations                             $     0.52
                                                                   ----------
Less distributions declared to shareholders -
   From net investment income                                      $    (0.23)
                                                                   ----------
Net asset value - end of period                                    $    10.29
                                                                   ----------
Total return                                                            5.25%++
 Ratios (to average net assets)/Supplemental data{S}:
   Expenses                                                             1.00%+
   Net investment income                                                8.17%+
Portfolio turnover                                                        32%
Net assets at end of period (000 omitted)                          $    1,946


  *For the period from the commencement of investment operations,
   July 26, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
{s}The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

      Net investment income                                         $    0.20
      Ratios (to average net assets):
         Expenses                                                       4.38%+
         Net investment income                                          4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed-Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. The Series was seeded on or about February 1, 1994, but remained inactive until the current period. The commencement of investment operations took place on July 26, 1995. As of December 31, 1995 there were five shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than that of higher rated securities.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the Trust's dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses in the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1995, the Series, for federal income tax purposes, had a capital loss carryforward of $2,558, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2003.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its average daily net assets. MFS will pay all Series expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $17,847.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $2,196,032 and $397,325, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

   Aggregate cost                                                  $  1,799,263
                                                                   ============
   Gross unrealized appreciation                                   $     36,047
   Gross unrealized depreciation                                         (7,472)
                                                                   ------------
   Net unrealized appreciation                                     $     28,575
                                                                   ============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

Period Ended December 31, 1995*                           Shares)        Amount)
===============================================================================
Shares sold                                              197,072   $  2,003,297
Shares issued to shareholders in reinvestment
  of distributions                                         4,211         43,207)
Shares reacquired                                        (12,998)      (134,985)
                                                         -------   ------------
Net increase                                             188,285   $  1,911,519)
                                                         =======   ============

*For the period from commencement of investment operations,July 26, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Restricted Securities
The Series may not invest more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1995, the Series owned the following restricted security (constituting 1.6% of net assets) which may not be sold publicly without registration under the Securities Act of 1933 (the 1933 Act). The Series does not have the right to demand that such a security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustee. This security may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                     Date of         Par
Description                      Acquisition       Amount      Cost        Value
================================================================================
   Bell Cablemedia PLC,
      0s to 2000, 11.875s to 2005    9/13/95      $50,000   $29,744      $31,250

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1995, the related statements of operations and changes in net assets and financial highlights for the period from July 26, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1996





      ------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                 VHI-2-2/96/7M